UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

ecoTECH Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-138989	98-0479847
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Fifth Avenue, Suite 4100, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 259-7867

Sea 2 Sky Corporation
(Former Name or former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations, our ability to develop or market our products, our ability to successfully compete in the marketplace, and estimates of our cash expenditures for the next 12 to 36 months. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2010 (the “Initial 8-K”),  Sea 2 Sky Corporation (subsequently renamed to ecoTECH Energy Group Inc.) completed its acquisition by three-cornered amalgamation of ecoTECH Energy Group (Canada) Inc. (“ecoTECH”).  As a result of the acquisition, ecoTECH became our wholly-owned subsidiary.  For accounting purposes, the acquisition was accounted for as a reverse merger whereby we, as the legal acquirer, are treated as the acquired entity and ecoTECH is treated as the acquiring entity with the continuing operations.

This Amendment No. 1 to Form 8-K (the “Amended 8-K) is being filed to provide financial statements and related data of ecoTECH for the nine months ended September 30, 2010 and 2009, and the period from Inception through September 30, 2010, which financial statements are filed in this Amendment No. 1 to Current Report on Form 8-K as Exhibit 99.1  (See Item 9.01(a) below).  We are also filing as Exhibit 99.2 to this Amended 8-K revised pro forma financial information to reflect the revised financial statements of ecoTECH filed as Exhibit 99.1 with the Amended 8-K (see Item 9.02(b) below).

We have also included a revised “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under Item 2.01—Completion of Acquisition or Disposition of Assets”—“Item 2. Financial Statements” to give effect to the financial results for the period ended September 30, 2010 of ecoTECH as presented in Exhibit 99.1.

Except as specifically stated above, this Amended 8-K does not otherwise update information in the Initial 8-K to reflect facts or events occurring subsequent to the date of the Initial 8-K.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Sea 2 Sky Corporation after giving effect to our acquisition of ecoTECH Energy Group (Canada) Inc., and the related transactions described below, unless the context requires otherwise.

Item 2.01               Completion of Acquisition or Disposition of Assets.

Item 2.    Financial Information

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information set forth and discussed in this Management’s Discussion and Analysis of Financial Condition and Results of Operation is derived from: (i) the audited financial statements of ecoTECH for the period from Inception to December 31, 2009, and the years ended December 31, 2009 and 2008 and the related notes thereto, which are included as Exhibit 99.1 to this Current Report on Form 8-K; and (ii) the unaudited financial statements of ecoTECH for the period from Inception to September 30, 2010, and the interim nine (9) month periods ended September 30, 2010 and 2009 and the related notes thereto, which are included as part of Exhibit 99.1.  The following information and discussion should be read in conjunction with such financial statements and notes thereto.  Additionally, this Management’s Discussion and Analysis of Financial Condition and Results of Operation contains certain statements that are not strictly historical and are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty.  Actual results may differ materially from those projected in the forward-looking statements due to other risks and uncertainties that exist in the Company’s operations, development efforts and business environment, the other risks and uncertainties described in the section entitled “Cautionary Note Regarding Forward-Looking Statements” at the front of this Current Report on Form 8-K, and our “Risk Factors” section herein.  All forward-looking statements included herein are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement.

The separate financial statements of Sea 2 Sky Corporation and the Management’s Discussion and Analysis of Financial Condition and Results of Operation with respect to the Sea 2 Sky Corporation’s financial statements are contained in Sea 2 Sky Corporation’s Annual Report on Form 10-K, for the year ended August 31, 2010, filed with the Securities and Exchange Commission on November 22, 2010. The unaudited pro forma consolidated financial statements of the Company are contained in Exhibit 99.2 to this Current Report and are also incorporated by reference into this Current Report on Form 8-K.

Company Overview

ecoTECH was incorporated under the Canada Business Corporations Act on November 28, 2007 under the name “ecoPHASER Energy Corp.”   Our name was changed to “ecoTECH Energy Group (Canada) Inc. on July 1, 2010.  ecoTECH is a development stage renewable energy company which plans to manufacture biomass-fuelled power stations that produce renewable and sustainable “green” energy products.

ecoTECH’s current executive offices are located at 101-26633 Gloucester Way, Langley, BC V4W 3S8 and our telephone number is (604) 288-8263

Summary of Critical Accounting Policies

Share-Based Payments

The Company accounts for stock issued to employees and directors under ASC 718 – “Compensation – Stock Compensation”. Under ASC 718, stock-based compensation cost to employees is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employee's requisite vesting period.  No stock options are currently outstanding.  The Company measures compensation expense for its non-employee stock-based compensation under ASC 505 – Equity. The fair value of the option issued or committed to be issued is used to measure the transaction.  The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete or the award is fully vested. The fair value of the equity instrument is charged directly to stock-based compensation expense and credited to common stock (no par). ecoTECH is a privately-held company, with no trading history.  The fair market value of the stock used for costing prior stock compensation transactions has been based on the standard recurring sales price of CAD$0.32 per share, net of any tax-benefit valued shares.   Post-acquisition, the Company will generally use the closing market price of the stock at grant date for the valuation of stock issuances to both employees and non-employees.

Research and Development Costs

The Company accounts for research and development (“R&D”) costs in accordance with ASC 730, “ Accounting for Research ” , which requires that R&D costs be expensed as incurred, and that each year’s total R&D costs be disclosed in the financial statements.  ASC 730 views the research component of R&D as a “planned search or critical investigation aimed at discovery of new knowledge” that could result in a new or improved product, service, process, or technique. The development component of R&D is translating “research findings or other knowledge into a plan or design” for a new or improved product, service, process, or technique. Development includes conceptual formulation, design, and testing of product alternatives; construction of prototypes and operation of pilot plants; but not routine alterations to existing products, processes, or operations. The costs of materials and equipment that will be acquired or constructed for use when beginning construction of the Company’s power stations and development of related plant sites will be capitalized classified as property, plant and equipment and depreciated over their estimated useful lives.  To date, research costs include engineering and environmental expenses related to the Company's future waste-to-energy facilities, and all have been expensed when incurred.

Business Combinations

Effective January 1, 2009, the Company adopted ASC 805, Business Combinations (“ASC 805”), a updated accounting standard which carries forward the requirements to account for all business combinations using the acquisition method (formerly called the purchase method). Under ASC 805, business combination accounting applies to a wider range of transactions and events, including acquisitions of some development stage companies, combinations of mutual entities, acquisitions without the exchange of consideration, or other scenarios in which the acquirer obtains control of one or more businesses. In general, ASC 805 requires acquisition-date fair value measurement of identifiable assets acquired, liabilities assumed, and non-controlling interests in the acquiree. Under ASC 805, the value of the business acquired usually is measured as the sum of the acquisition-date values (measured at fair value, with a few exceptions).  ASC 805 applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

The business combination of ecoTECH and Sea 2 Sky Corporation was accounted for as a reverse acquisition with ecoTECH being treated as the acquirer for accounting purposes. Accordingly, for all periods presented in this Report, the financial statements of ecoTECH have been adopted as the historical financial statements of Sea 2 Sky Corporation.  The assets and liabilities acquired were recorded at their fair values at the Acquisition Date. Identified intangible assets, goodwill and property, plant and equipment are recorded at their estimated fair values per preliminary valuations and may change based on the final valuation.  The results of operations of the acquired business have been included in our operating results beginning as of the Acquisition Date.

Convertible Debentures

Convertible debt is accounted for under the guidelines established by ASC 740 “Beneficial Conversion Features”. The Company records a beneficial conversion feature (“BCF”) related to the issuance of convertible debt that have conversion features at fixed or adjustable rates that are in-the-money when issued and records the fair value of the conversion feature with those instruments. The BCF for the convertible instruments is recognized and measured by allocating a portion of the proceeds to the conversion feature, and as a reduction to the carrying amount of the convertible instrument equal to the intrinsic value of the conversion features, both of which are credited to common stock.  The Company recognizes that misapplication could materially impact the financial condition and interest costs associated with such debentures.

Results of Operations

We had no revenues from November 28, 2007 (“Inception”) through September 30, 2010.  We incurred $24,853,271 in operating expenses for the period from Inception through September 30, 2010, of which $21,977,568 was related to stock compensation costs.

Net cash used in operating activities for the period from Inception to September 30, 2010, was approximately $1,693,786, consisting primarily of our operating loss of $27,797,028 offset by non-cash expenses of $139,837 in depreciation, $21,977,568 of stock compensation expense, $541,131 for accretion of beneficial conversion feature, $700,535 of loss on extinguishment of convertible debt, financing costs of $1,389,908 and an increase in accounts payable of $747,924 and accrued liabilities of $685,747.

Net cash provided by financing activities for the period from Inception to September 30, 2010, was approximately $1,957,416, which consisted of $140,730 in proceeds from notes payable from related parties, less $11,607 in repayments; $574,070 in proceeds from the sale of common stock; $109,639 in proceeds from the sale of flow-through shares; $31,058 in loans from related parties, and $1,137,581 in proceeds from the sale of convertible debentures.

The report of our independent accountants for the fiscal year ended December 31, 2009, states that we have incurred operating losses since inception and require additional capital to continue operations, and that these conditions raise substantial doubt about our ability to continue as a going concern.  We believe that, as of the date of this report, in order to fund our plan of operations over the next 12 months, we will need to fund our operations and capital requirements from borrowings and/or the sale of additional debt, equity, or convertible securities.   It is possible that we will be unable to obtain sufficient additional capital through the sale of our securities as needed.

Plan of Operations

The Company intends to strategically position multiple CHP Power Stations in order to:

•	Reduce the reliance on fossil fuels by providing a sustainable and environmentally friendly source of energy and fuel products manufactured from local biomass feedstocks;

•	Meet specific local needs for decentralized power, while reducing the cost of biomass transportation;

•	Assist communities to meet federal and state renewable energy and reduced emissions mandates; and,

•	Provide local jobs and community development for the project communities.

Long-term markets and goals have been identified for each ecoTECH project, designed to fulfill corporate, investor and shareholder requirements. These can be summarized as follows:

Renewable Energy Production and Sales:

CHP Power Stations are modular units built in chains to meet specified power needs of the community or communities. Combined heat and power are produced in variable ratios, depending on the application. Local fiber availability and transmission bandwidth are two limiting factors when determining total capacity to construct. Hence, a Power Station is expandable and flexible to changing environments. Each Power Station project brings baseline income for two to three decades. Power supply purchase agreements run from five to thirty years, and we generally expect a return on investment circa 25%, being unaffected by market trends.

Green Fuel Production:

Torrefied Briquettes, “Green-fuel”, production allows an alternative to coal-fired energy manufacturers in order to meet renewable energy mandates by established deadlines. When wood is roasted (“torrefied”), it becomes brittle at a certain temperature and takes on the attributes of coal, with the exceptions that it provides greater heat energy by weight, is sustainably renewable, and meets the mandated criteria. ecoTECH uses surplus heat generated by the Power Stations to provide this torrefaction process to woody biomass, which is then formed into briquettes to be sold at respectable margins on long-term fuel supply contracts with coal-fired power stations. This allies our efforts with the existing coal power giants, where helping them gives access to transmission facilities that would not be afforded a competitor. Our projections indicate this business segment offers a return on investment (ROI) of approximately 20%.

Ancillary Operations:

Food Production Projects are interrelated self-contained businesses that can evolve around the Power Stations, utilizing the surfeit of energy by-products to support local hydroponic greenhouses and aquaculture fish facilities. These are essentially franchises from a worldwide developer/operator that employs indigenous personnel. Food production is an essential service, with profit margins our management expects from 30-40%, and returns on investment of 23% (hydroponic greenhouses) and 32% (aquaculture). We have the finest expertise available plus full local staff training from these renowned specialist organizations.

During the following 18 months, the Company plans to fund the construction of its first CHP Power Station projects in McBride, British Columbia, Canada, through debt financing and private placement equity funding, obtaining the estimated $160 million in capital required for completion of this two-phase project.  Through proprietary thermal gasification technology, this plant is expected to create a total of 41 MW/hour of electricity which can be channeled via the Grid to utilities and end-users; and heat which can be used to fuel ancillary operations such as large scale (four-hectare) hydroponic greenhouses, and food fish propagation facilities.  The Company has already secured long-term biomass fuel source agreements to fuel the plants.  Once completed, projected combined revenue is estimated to be in excess of $106 million annually, with a corresponding return on investment (“ROI”) of between 26-28%.

Additionally, the Company is finalizing agreements for its second project, located in Ashland, Montana, which consists of a 36MW/hour biomass-fuelled CHP Power Station projected to generate in excess of $42 million of electricity revenue during its first full year of production.  Capital required for this project is approximately $95 million.  The Company is currently in the process of securing sources of fiber for fuel-stock in North America through long-term multiple year contracts and letters of intent.

Off Balance Sheet Arrangements

At September 30, 2010, the Company did not have any off-balance-sheet arrangements.

Item 9.01           Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired. In accordance with Item 9.01(a), (i) ecoTECH’s audited financial statements for the period from inception through December 31, 2009 are filed in this Current Report on Form 8-K as Exhibit 99.1 and (ii) ecoTECH’s unaudited financial statements for the three and nine month interim periods ended September 30, 2010 are filed in this Amendment No. 1 to Current Report on Form 8-K as Exhibit 99.1.

(b)           Pro Forma Financial Information. In accordance with Item 9.01(b), our unaudited pro forma consolidated financial statements are filed in this Amendment No. 1 to Current Report on Form 8-K as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2011	ecoTech Energy Group Inc (f/k/a Sea 2 Sky Corporation)

	By:	/s/ C. Victor Hall
	Name:	C. Victor Hall
	Title:	Chief Executive Officer